SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549







                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 11, 1995

                    ADDINGTON RESOURCES, INC.
       (Exact Name of Registrant as Specified in Charter)

  Delaware                         0-16498            61-1125039
(State or Other                  (Commission         (IRS Employer
Jurisdiction of                   File Number)       Identification
Incorporation)                                            No.)

1500 N. Big Run Road, Ashland, Kentucky                   41102
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number,
             including area code (606) 928-3433





         Former Name or Former Address, if Changed Since
                 Last Report:  Not Applicable












             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     As more fully described in the press release dated July 12, 1995 (attached as Exhibit 99.1), Larry, Robert and Bruce Addington have withdrawn the previously announced proposal of March 1, 1995 to exchange their common stock of the Registrant and other consideration for the Registrant's non-environmental operations.

       Howard P. Berkowitz, Stephen D. Weinress, and Richard Ravitch announced, on July 12, 1995, their resignations from the Registrant's
Board of Directors. On April 3, 1995, these persons had been appointed to the Registrant's Board of Directors and the Special Committee to consider the March 1, 1995 proposal of the Addington brothers.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.


          Exhibit 99.1 -- Press Release dated July 12, 1995.





























                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ADDINGTON RESOURCES, INC.


Date: July 12, 1995           By /s/ Kirby J. Taylor
                                 Kirby J. Taylor
                                 President and Chief
                                 Operating Officer